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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Cell Pathways, Inc. and subsidiaries

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-66701 and Form S-3 Registration Statement File No. 333-93811.


Philadelphia, Pennsylvania
March 27, 2000